Exhibit 32.1

Certification of CEO Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 302 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of JER Investors Trust Inc. (the “Company”) for the annual period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Joseph E. Robert, Jr., as Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ JOSEPH E. ROBERT, JR.
Dated: March 31, 2009	Name:	Joseph E. Robert, Jr.
	Title:	Chief Executive Officer and Chairman of the Board